SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series II
(Name of Registrant as Specified In Its Charter)
(if you checked "filed by registrant above" do not fill this in: Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY® ADVISOR FLOATING RATE HIGH INCOME FUND
FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
FIDELITY ADVISOR HIGH INCOME FUND
FIDELITY ADVISOR HIGH YIELD FUND
FIDELITY ADVISOR INTERMEDIATE BOND FUND
FIDELITY ADVISOR MORTGAGE SECURITIES FUND
FIDELITY ADVISOR MUNICIPAL INCOME FUND
FIDELITY ADVISOR SHORT FIXED-INCOME FUND
FIDELITY ADVISOR STRATEGIC INCOME FUND

FUNDS OF
FIDELITY ADVISOR SERIES II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198 (Initial Class of Fidelity Advisor Mortgage Securities Fund)
1-800-522-7297 (all other classes of each fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Advisor Floating Rate High Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor High Income Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund (the funds), will be held at an office of Fidelity Advisor Series II (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 14, 2001, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To approve an amended management contract for Fidelity Advisor Strategic Income Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

7. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Fidelity Advisor Strategic Income Fund.

8. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L) for Fidelity Advisor Strategic Income Fund.

9. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ) for Fidelity Advisor Strategic Income Fund.

10. To eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund.

11. To eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund.

12. To eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund.

13. To eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund.

14. To modify the fundamental investment objective and eliminate a fundamental investment policy of Fidelity Advisor Municipal Income Fund.

15. To eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund.

17. To amend Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

18. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning underwriting.

19. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on September 17, 2001 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 17, 2001

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES II:

FIDELITY® ADVISOR FLOATING RATE HIGH INCOME FUND
FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
FIDELITY ADVISOR HIGH INCOME FUND
FIDELITY ADVISOR HIGH YIELD FUND
FIDELITY ADVISOR INTERMEDIATE BOND FUND
FIDELITY ADVISOR MORTGAGE SECURITIES FUND
FIDELITY ADVISOR MUNICIPAL INCOME FUND
FIDELITY ADVISOR SHORT FIXED-INCOME FUND
FIDELITY ADVISOR STRATEGIC INCOME FUND

TO BE HELD ON NOVEMBER 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series II (the trust) to be used at the Special Meeting of Shareholders of Fidelity® Advisor Floating Rate High Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor High Income Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on November 14, 2001 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 17, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately as follows. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately as follows.

Fund Name	Estimated Cost for D.F. King to call and solicit vote	Estimated Cost for D.F. King to receive vote over the phone
Advisor Floating Rate High Income
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Government Investment
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor High Income
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Fund Name	Estimated Cost for D.F. King to call and solicit vote	Estimated Cost for D.F. King to receive vote over the phone
Advisor High Yield
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 10,000	$ 5,000
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Intermediate Bond
 Class A	$ 500	$ 500
 Class T	$ 10,000	$ 5,000
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Mortgage Securities
 Initial Class	$ 500	$ 500
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Municipal Income
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Short Fixed-Income
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Advisor Strategic Income
 Class A	$ 500	$ 500
 Class T	$ 500	$ 500
 Class B	$ 500	$ 500
 Class C	$ 500	$ 500
 Institutional Class	$ 500	$ 500
Total	$ 41,500	$ 31,500

If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed Advisor Floating Rate High Income's, Advisor Government Investment's, Advisor High Income's, Advisor Intermediate Bond's, Advisor Mortgage Securities', Advisor Municipal Income's, Advisor Short Fixed-Income's, and Advisor Strategic Income's existing voluntary expense caps listed below (including 12b-1 fees).

	Class A	Class T	Class B	Class C	Institutional Class	Initial Class
Advisor Floating Rate High Income	1.10%	1.20%	1.65%	1.75%	0.95%	--
Advisor Government Investment	0.90%	1.00%	1.65%	1.75%	0.75%	--
Advisor High Income	1.00%	1.10%	1.75%	1.85%	0.85%	--
Advisor Intermediate Bond	0.90%	1.00%	1.65%	1.75%	0.75%	--
Advisor Mortgage Securities	0.90%	1.00%	1.65%	1.75%	0.75%	0.75%
Advisor Municipal Income	0.90%	1.00%	1.65%	1.75%	0.75%	0.75%
Advisor Short Fixed-Income	0.90%	0.90%	--	1.75%	0.75%	--
Advisor Strategic Income	1.25%	1.35%	2.00%	2.10%	1.10%	--

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All	9
2.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All	10
3.	To elect as Trustees the 13 nominees presented in Proposal 3.	All	11
4.

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without shareholder approval if permitted by the Investment Company Act of 1940 (1940 Act).

		Advisor Strategic Income	17
5.	To approve an amended sub-advisory agreement with FMR U.K. to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.	Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income	21
6.	To approve an amended sub-advisory agreement with FMR Far East to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.	Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income	22
7.	To approve an amended sub-advisory agreement with FIIA to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.	Advisor Strategic Income	23
8.	To approve an amended sub-advisory agreement between FIIA and FIIA(U.K.)L to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.	Advisor Strategic Income	24
9.	To approve an amended sub-advisory agreement between FIIA and FIJ to allow for future modifications of the contract without shareholder approval if permitted by the 1940 Act.	Advisor Strategic Income	25
10.	To eliminate a fundamental investment policy of the fund regarding U.S. Government obligations.	Advisor Government Investment	26
Proposal #	Proposal Description	Applicable Fund(s)	Page
11.	To eliminate a fundamental investment policy of the fund regarding high-yielding, fixed-income and zero coupon securities.	Advisor High Yield	27
12.

To eliminate fundamental investment policies of the fund regarding investment-grade fixed-income obligations and FMR's selection of securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes.

		Advisor Intermediate Bond	28
13.	To eliminate a fundamental investment policy of the fund regarding mortgage-related securities.	Advisor Mortgage Securities	28
14.

To modify the fundamental investment objective to specify that the fund seeks to provide a high current yield exempt from federal income tax and eliminate a fundamental investment policy of the fund regarding municipal obligations whose interest is not included in gross income.

		Advisor Municipal Income	29
15.	To eliminate a fundamental investment policy of the fund regarding investment-grade fixed-income securities.	Advisor Short Fixed-Income	30
16.	To eliminate a fundamental investment policy of the fund regarding debt securities.	Advisor Strategic Income	30
17.	To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.	Advisor Mortgage Securities	31
18.	To amend the underwriting limitation to exclude "securities of other investment companies" from the limit.	All (except Advisor Floating Rate High Income)	31
19.	To amend the lending limitation to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	All (except Advisor Floating Rate High Income)	32

The principal business address of FMR, each fund's investment adviser and administrator, Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), sub-adviser to Advisor Floating Rate High Income, Advisor High Income, Advisor High Yield, and Advisor Strategic Income, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Advisor Government Investment, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, Advisor Short Fixed-Income, and Advisor Strategic Income, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan are also sub-advisers to Advisor Floating Rate High Income, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 26 Lovat Lane, London, EC3R 8LL, England are also sub-advisers to Advisor Strategic Income.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Broker non-votes will not be counted towards establishing a quorum nor will they affect the outcome of the proposals. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

As of July 31, 2001, shares of Class C of Advisor Mortgage Securities had not been made available to the public. As of the public offering of the shares on August 22, 2001, 100% of the class's total outstanding shares were held by an FMR affiliate. Shareholders of record of Class C of Advisor Mortgage Securities as of the close of business on September 17, 2001 will be entitled to one vote for each dollar of net asset value held on that date.

Shares of each class of the trust issued and outstanding as of July 31, 2001, are indicated in the following table:

Advisor Floating Rate High Income: Class A	4,108,846
Advisor Floating Rate High Income: Class T	7,503,329
Advisor Floating Rate High Income: Class B	11,924,908
Advisor Floating Rate High Income: Class C	27,197,224
Advisor Floating Rate High Income: Institutional Class	840,222
Advisor Government Investment: Class A	3,519,563
Advisor Government Investment: Class T	24,731,589
Advisor Government Investment: Class B	12,167,916
Advisor Government Investment: Class C	7,402,419
Advisor Government Investment: Institutional Class	2,537,579
Advisor High Income: Class A	3,035,969
Advisor High Income: Class T	1,592,992
Advisor High Income: Class B	1,871,835
Advisor High Income: Class C	1,341,815
Advisor High Income: Institutional Class	673,885
Advisor High Yield: Class A	22,720,182
Advisor High Yield: Class T	185,748,944
Advisor High Yield: Class B	90,632,022
Advisor High Yield: Class C	24,891,824
Advisor High Yield: Institutional Class	10,755,240
Advisor Intermediate Bond: Class A	6,535,602
Advisor Intermediate Bond: Class T	40,873,908
Advisor Intermediate Bond: Class B	7,617,246
Advisor Intermediate Bond: Class C	4,169,146
Advisor Intermediate Bond: Institutional Class	8,042,970
Advisor Mortgage Securities: Class A	984,099
Advisor Mortgage Securities: Class T	7,930,544
Advisor Mortgage Securities: Class B	3,510,443
Advisor Mortgage Securities: Institutional Class	760,049
Advisor Mortgage Securities: Initial Class	36,825,452
Advisor Municipal Income: Class A	3,995,085
Advisor Municipal Income: Class T	28,536,071
Advisor Municipal Income: Class B	6,661,903
Advisor Municipal Income: Class C	2,464,311
Advisor Municipal Income: Institutional Class	1,547,378
Advisor Short Fixed-Income: Class A	2,819,092
Advisor Short Fixed-Income: Class T	29,033,746
Advisor Short Fixed-Income: Class C	6,531,233
Advisor Short Fixed-Income: Institutional Class	1,797,378
Advisor Strategic Income: Class A	2,708,911
Advisor Strategic Income: Class T	22,418,752
Advisor Strategic Income: Class B	10,252,361
Advisor Strategic Income: Class C	3,461,920
Advisor Strategic Income: Institutional Class	313,636

Shareholders of record at the close of business on September 17, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on July 31, 2001 was as follows:

Advisor Floating Rate High Income: Class A	Wells Fargo Bank	Des Moines, IA	10.64%
Advisor Floating Rate High Income: Class A	Citigroup, Inc.	Long Island City, NY	8.54%
Advisor Floating Rate High Income: Class A	BankAmerica Corp.	Charlotte, NC	8.11%
Advisor Floating Rate High Income: Class A	Citizens Financial Group	Cranston, RI	6.31%
Advisor Floating Rate High Income: Class A	Fleet Financial Group Inc.	New York, NY	5.65%
Advisor Floating Rate High Income: Class T	BankAmerica Corp.	Charlotte, NC	9.76%
Advisor Floating Rate High Income: Class T	Securities America	Omaha, NE	7.04%
Advisor Floating Rate High Income: Class T	Suntrust Bank	Fort Myers, FL	6.05%
Advisor Floating Rate High Income: Class T	LPL Financial Services, Inc.	San Diego, CA	5.08%
Advisor Floating Rate High Income: Class B	Fleet Financial Group Inc.	New York, NY	9.29%
Advisor Floating Rate High Income: Class B	Suntrust Bank	Fort Myers, FL	8.52%
Advisor Floating Rate High Income: Class B	Wells Fargo Bank	Des Moines, IA	8.09%
Advisor Floating Rate High Income: Class B	BankAmerica Corp.	Charlotte, NC	7.90%
Advisor Floating Rate High Income: Class B	PNC Financial Services Group	Pittsburgh, PA	6.22%
Advisor Floating Rate High Income: Class B	Merrill Lynch	Jacksonville, FL	5.75%
Advisor Floating Rate High Income: Class B	Citigroup, Inc.	Long Island City, NY	5.02%
Advisor Floating Rate High Income: Class C	Merrill Lynch	Jacksonville, FL	9.84%
Advisor Floating Rate High Income: Class C	Wells Fargo Bank	Des Moines, IA	8.39%
Advisor Floating Rate High Income: Class C	BankAmerica Corp.	Charlotte, NC	8.38%
Advisor Floating Rate High Income: Class C	Suntrust Bank	Fort Myers, FL	7.72%
Advisor Floating Rate High Income: Class C	Citigroup, Inc.	Long Island City, NY	5.20%
Advisor Floating Rate High Income: Institutional Class	Merrill Lynch	Jacksonville, FL	33.15%
Advisor Floating Rate High Income: Institutional Class	LPL Financial Services, Inc.	San Diego, CA	24.15%
Advisor Floating Rate High Income: Institutional Class	Raymond James & Associates, Inc.	Saint Petersburg, FL	11.02%
Advisor Floating Rate High Income: Institutional Class	Aegon USA Securities Inc.	Torrance, CA	10.89%
Advisor Floating Rate High Income: Institutional Class	Fidelity Investments	Boston, MA	6.37%
Advisor Government Investment: Class A	G.W. & Wade Asset Management Co.	Wellesley, MA	10.48%
Advisor Government Investment: Class A	Citigroup, Inc.	New York, NY	6.48%
Advisor Government Investment: Class A	First Union Corp.	Roanoke, VA	6.24%
Advisor Government Investment: Class T	Citigroup, Inc.	New York, NY	5.12%
Advisor Government Investment: Class B	Merrill Lynch	Jacksonville, FL	11.42%
Advisor Government Investment: Class C	Securities America	Omaha, NE	19.47%
Advisor Government Investment: Class C	Merrill Lynch	Jacksonville, FL	15.72%
Advisor Government Investment: Class C	Aegon USA Securities Inc.	Torrance, CA	5.28%
Advisor Government Investment: Institutional Class	First Hawaiian Bank	Honolulu, HI	62.84%
Advisor High Income: Class A	SunAmerica	New York, NY	83.84%
Advisor High Income: Class T	SunAmerica	Atlanta, GA	8.65%
Advisor High Income: Class T	SunAmerica	New York, NY	8.07%
Advisor High Income: Class T	Citigroup, Inc.	New York, NY	7.69%
Advisor High Income: Class T	American Capital Corporation	King of Prussia, PA	5.68%
Advisor High Income: Class T	Merrill Lynch	Jacksonville, FL	5.04%
Advisor High Income: Class B	Merrill Lynch	Jacksonville, FL	15.93%
Advisor High Income: Class B	SunAmerica	New York, NY	7.06%
Advisor High Income: Class B	Prudential	New York, NY	6.29%
Advisor High Income: Class B	ING America Life Group	Minneapolis, MN	5.75%
Advisor High Income: Class C	Merrill Lynch	Jacksonville, FL	12.19%
Advisor High Income: Class C	UBS AG	Jersey City, NJ	7.11%
Advisor High Income: Class C	Fidelity Brokerage Services Ltd.	Boston, MA	5.15%
Advisor High Income: Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	76.32%
Advisor High Income: Institutional Class	Fidelity Investments Distributors Corp	Boston, MA	10.46%
Advisor High Yield: Class A	Merrill Lynch	Jacksonville, FL	10.40%
Advisor High Yield: Class A	Commonwealth Financial Network	Waltham, MA	6.02%
Advisor High Yield: Class T	Manulife Financial Group	Toronto, ON	14.01%
Advisor High Yield: Class B	Merrill Lynch	Jacksonville, FL	12.21%
Advisor High Yield: Class C	Merrill Lynch	Jacksonville, FL	18.79%
Advisor High Yield: Class C	Citigroup, Inc.	New York, NY	7.73%
Advisor High Yield: Institutional Class	LPL Financial Services, Inc.	San Diego, CA	10.97%
Advisor High Yield: Institutional Class	Charles Schwab & Co., Inc.	San Francisco, CA	7.87%
Advisor High Yield: Institutional Class	Aegon USA Securities Inc.	Torrance, CA	6.71%
Advisor High Yield: Institutional Class	Capital Planning Corporation	Timonium, MD	6.27%
Advisor High Yield: Institutional Class	Merrill Lynch	Jacksonville, FL	5.73%
Advisor Intermediate Bond: Class A	Prudential	New York, NY	30.03%
Advisor Intermediate Bond: Class A	University Ortho Profit	Cleveland, Ohio	9.99%
Advisor Intermediate Bond: Class T	Paychex Management Corporation	Fairport, NY	8.13%
Advisor Intermediate Bond: Class T	Citigroup, Inc.	New York, NY	6.55%
Advisor Intermediate Bond: Class B	Merrill Lynch	Jacksonville, FL	7.74%
Advisor Intermediate Bond: Class B	Citizens Financial Group	Cranston, RI	6.29%
Advisor Intermediate Bond: Class B	Fleet Financial Group Inc.	New York, NY	5.72%
Advisor Intermediate Bond: Class C	Securities America	Omaha, NE	11.11%
Advisor Intermediate Bond: Class C	Merrill Lynch	Jacksonville, FL	6.94%
Advisor Intermediate Bond: Class C	Whitney National Bank	New Orleans, LA	5.13%
Advisor Intermediate Bond: Class C	Knight Oil Tools	Lafayette, LA	5.12%
Advisor Intermediate Bond: Institutional Class	First Hawaiian Bank	Honolulu, HI	7.63%
Advisor Intermediate Bond: Institutional Class	Chase Manhattan Corp.	New York, NY	7.31%
Advisor Intermediate Bond: Institutional Class	FirstMerit Corporation	Akron, OH	7.28%
Advisor Intermediate Bond: Institutional Class	Firstar Bank	Milwaukee, WI	6.68%
Advisor Intermediate Bond: Institutional Class	BancorpSouth Bank	Jackson, MS	6.62%
Advisor Intermediate Bond: Institutional Class	Mead Witter Foundation Inc.	Wisconsin Rapids, WI	5.75%
Advisor Intermediate Bond: Institutional Class	Whitney National Bank	New Orleans, LA	5.46%
Advisor Mortgage Securities: Class A	Chase Manhattan Corp.	New York, NY	13.26%
Advisor Mortgage Securities: Class A	Concord EFS	Memphis, TN	6.30%
Advisor Mortgage Securities: Class A	First Tennessee National Corp.	Memphis, TN	6.28%
Advisor Mortgage Securities: Class A	Wells Fargo Bank	Des Moines, IA	5.93%
Advisor Mortgage Securities: Class T	Lincoln	Fort Wayne, IN	23.43%
Advisor Mortgage Securities: Class T	First Union Corp.	Charlotte, NC	6.55%
Advisor Mortgage Securities: Class T	First Tennessee National Corp.	Memphis, TN	5.40%
Advisor Mortgage Securities: Class B	Merrill Lynch	Jacksonville, FL	8.56%
Advisor Mortgage Securities: Class B	Wells Fargo Bank	Des Moines, IA	8.41%
Advisor Mortgage Securities: Class B	CUSO Financial Services, L.P.	San Diego, CA	7.23%
Advisor Mortgage Securities: Institutional Class	Union Planters Bank	Memphis, TN	19.54%
Advisor Mortgage Securities: Institutional Class	First Heartland Capital, Inc.	Saint Peters, MO	14.14%
Advisor Mortgage Securities: Institutional Class	Citizens Financial Group, Inc.	Chillicothe, MO	12.19%
Advisor Mortgage Securities: Institutional Class	Thumb National Bank and Trust	Pigeon, MI	7.80%
Advisor Mortgage Securities: Institutional Class	Fifth Third Bank	Cincinnati, OH	5.19%
Advisor Mortgage Securities: Institutional Class	The Clinton National Bank	Clinton, IA	5.13%
Advisor Municipal Income: Class A	National Investor Services Corp.	New York, NY	13.09%
Advisor Municipal Income: Class A	Trust Company of America	Boulder, CO	9.15%
Advisor Municipal Income: Class T	Citigroup, Inc.	New York, NY	7.02%
Advisor Municipal Income: Class T	A.G. Edwards	Saint Louis, MO	6.00%
Advisor Municipal Income: Class B	Merrill Lynch	Jacksonville, FL	12.91%
Advisor Municipal Income: Class C	Merrill Lynch	Jacksonville, FL	14.81%
Advisor Municipal Income: Class C	Allmerica Financial Corp.	Worcester, MA	5.36%
Advisor Municipal Income: Institutional Class	Merrill Lynch	Jacksonville, FL	54.49%
Advisor Short Fixed-Income: Class A	US Allianz Securities, Inc.	Minneapolis, MN	15.26%
Advisor Short Fixed-Income: Class A	Fidelity Investment Advisor Group (FIAG)	Boston, MA	7.58%
Advisor Short Fixed-Income: Class A	Merrill Lynch	Jacksonville, FL	7.18%
Advisor Short Fixed-Income: Class A	Lincoln	Fort Wayne, IN	6.67%
Advisor Short Fixed-Income: Class A	Terra Securities Corporation	Springfield, IL	6.42%
Advisor Short Fixed-Income: Class T	Securities America	Omaha, NE	7.72%
Advisor Short Fixed-Income: Class T	UBS AG	Jersey City, NJ	7.06%
Advisor Short Fixed-Income: Class C	Securities America	Omaha, NE	20.66%
Advisor Short Fixed-Income: Class C	Merrill Lynch	Jacksonville, FL	10.60%
Advisor Short Fixed-Income: Class C	Infinex Investments, Inc.	Farmington, CT	7.39%
Advisor Short Fixed-Income: Class C	A.G. Edwards	Saint Louis, MO	7.38%
Advisor Short Fixed-Income: Institutional Class	Straub Clinic	Honolulu, HI	47.62%
Advisor Short Fixed-Income: Institutional Class	Morgan Stanley DW	New York, NY	47.31%
Advisor Short Fixed-Income: Institutional Class	First Hawaiian Bank	Honolulu, HI	22.79%
Advisor Short Fixed-Income: Institutional Class	South Holland Trust & Savings Bank	South Holland, IL	9.36%
Advisor Strategic Income: Class A	Prudential	New York, NY	6.70%
Advisor Strategic Income: Class A	Molam Savings	Edison, NJ	6.11%
Advisor Strategic Income: Class A	Fleet Financial Group Inc.	New York, NY	6.10%
Advisor Strategic Income: Class A	Citigroup, Inc.	New York, NY	5.25%
Advisor Strategic Income: Class T	Fidelity Investment Advisor Group (FIAG)	Boston, MA	15.37%
Advisor Strategic Income: Class T	SunAmerica	New York, NY	5.03%
Advisor Strategic Income: Class B	Merrill Lynch	Jacksonville, FL	10.06%
Advisor Strategic Income: Class B	Fleet Financial Group Inc.	New York, NY	5.07%
Advisor Strategic Income: Class C	Citigroup, Inc.	New York, NY	7.35%
Advisor Strategic Income: Class C	Securities America	Omaha, NE	5.26%
Advisor Strategic Income: Class C	Merrill Lynch	Jacksonville, FL	5.25%
Advisor Strategic Income: Institutional Class	Waukesha State Bank	Waukesha, WI	31.22%
Advisor Strategic Income: Institutional Class	Merrill Lynch	Jacksonville, FL	13.16%
Advisor Strategic Income: Institutional Class	Aegon USA Securities Inc.	Torrance, CA	8.98%
Advisor Strategic Income: Institutional Class	Investment Planners, Inc.	Decatur, IL	8.79%
Advisor Strategic Income: Institutional Class	Raymond James & Associates, Inc.	Saint Petersburg, FL	6.41%
Advisor Strategic Income: Institutional Class	First Tennessee National Corp.	Memphis, TN	5.45%

FMR has advised the trust that for Proposals 1 through 9, Proposal 13, and Proposals 15 through 19 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

For a free copy of each fund's annual report for the fiscal year ended October 31, 2000 (December 31, 2000 for Advisor Strategic Income) and the semiannual report for the fiscal period ended April 30, 2001 (June 30, 2000 for Advisor Strategic Income) call 1-800-544-3198 (Initial Class of Advisor Mortgage Securities) or 1-800-522-7297 (all other classes of each fund) or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3. Approval of Proposals 4 through 18 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST.

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On December 14, 2000, the Trustees approved additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On June 14, 2001, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in three significant ways.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the maximum number of Trustees cannot be changed without shareholder approval.

Mergers, Consolidations, Incorporations, Reorganizations. The New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

Initial Approval of Management Contracts. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission (SEC). The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposal 2, if Proposal 1 is not approved, the Trustees will execute an amended and restated Declaration of Trust that eliminates Section 4 of Article VIII.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from a maximum of twelve to a maximum of fourteen members and have fixed the number of Trustees at thirteen. Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series II, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the thirteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Except for Mr. Stavropoulos, all nominees named below are currently Trustees of Fidelity Advisor Series II and have served in that capacity continuously since originally elected or appointed. J. Michael Cook, Abigail P. Johnson, Marie L. Knowles, and Ned C. Lautenbach were selected by the trust's Nominating and Administration Committee (see page 15) and were appointed to the Board on January 1, 2001, June 15, 2001, January 1, 2001, and January 1, 2000, respectively. Mr. Stavropoulos is currently a Member of the Advisory Board of the trust. Mr. Stavropoulos was selected by the trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter.

Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.

Except for Mr. Cook, Robert M. Gates, Ms. Johnson, Ms. Knowles, Mr. Lautenbach, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates is currently a Trustee of 55 registered investment companies advised by FMR. Messrs. Cook and Lautenbach and Mses. Johnson and Knowles are currently Trustees of 54 registered investment companies advised by FMR. Mr. Stavropoulos is currently a Trustee of 17 registered investment companies advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those thirteen nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation**	Year of Election or Appointment
J. Michael Cook (59)

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox (69)

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis (69)	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates (58)

A consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Advanced Biometrics, Inc. (biometric identification technology, 2001), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Abigail P. Johnson (39)

Senior Vice President of Advisor Floating Rate High Income (2001), Advisor Government Investment (2001), Advisor High Income (2001), Advisor High Yield (2001), Advisor Intermediate Bond (2001), Advisor Mortgage Securities (2001), Advisor Municipal Income (2001), Advisor Short Fixed-Income (2001), and Advisor Strategic Income (2001). Ms. Johnson also serves as a Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Management & Research (Far East) Inc. (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

		2001
*Edward C. Johnson 3d (71)

President of Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, Advisor Short Fixed-Income, and Advisor Strategic Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc. Abigail P. Johnson is Mr. Johnson's daughter.

		1986
Donald J. Kirk (68)

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

		1987
Marie L. Knowles (55)

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach (57)

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch (58)

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

		1990
Marvin L. Mann (68)	Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).	1993
William O. McCoy (68)

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
William S. Stavropoulos (62)

Member of the Advisory Board of Fidelity Advisor Series II (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		--

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of July 31, 2001, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

As of July 31, 2001, shares of Class C of Advisor Mortgage Securities had not been made available to the public. As of the public offering of the shares on August 22, 2001, 100% of the class's total outstanding shares were held by an FMR affiliate. Shareholders of record of Class C of Advisor Mortgage Securities as of the close of business on September 17, 2001 will be entitled to one vote for each dollar of net asset value held on that date.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended October 31, 2000 for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, and Advisor Short Fixed-Income and during the twelve months ended December 31, 2000 for Advisor Strategic Income. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Ms. Knowles are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 2000 for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, and Advisor Short Fixed-Income, the committee held six meetings and during the twelve months ended December 31, 2000 for Advisor Strategic Income, the committee held five meetings. For additional information on each fund's auditor, refer to the section entitled "Independent Accountants" beginning on page 44.

The trust's Nominating and Administration Committee is currently composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended October 31, 2000 for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, and Advisor Short Fixed-Income and during the twelve months ended December 31, 2000 for Advisor Strategic Income, the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended October 31, 2000, or calendar year ended December 31, 2000, as applicable, (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, and Advisor Short Fixed-Income) and fiscal year ended December 31, 2000 (for Advisor Strategic Income).

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson *, #	J. Michael Cook****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones***	Donald J. Kirk	Marie L. Knowles *****
Advisor Floating Rate High Income+	$ 0	$ 0	$ 70	$ 70	$ 70	$ 70	$ 17	$ 70	$ 70
Advisor Government Investment	$ 0	$ 0	$ 60	$ 94	$ 95	$ 94	$ 17	$ 94	$ 29
Advisor High Income	$ 0	$ 0	$ 8	$ 9	$ 9	$ 9	$ 0	$ 9	$ 4
Advisor High YieldB	$ 0	$ 0	$ 744	$ 1,135	$ 1,150	$ 1,135	$ 185	$ 1,136	$ 351
Advisor Intermediate Bond	$ 0	$ 0	$ 99	$ 151	$ 153	$ 151	$ 25	$ 152	$ 50
Advisor Mortgage Securities	$ 0	$ 0	$ 83	$ 126	$ 127	$ 126	$ 21	$ 126	$ 41
Advisor Municipal Income	$ 0	$ 0	$ 84	$ 122	$ 123	$ 122	$ 19	$ 122	$ 43
Advisor Short Fixed-Income	$ 0	$ 0	$ 56	$ 87	$ 89	$ 87	$ 15	$ 88	$ 28
Advisor Strategic Income	$ 0	$ 0	$ 76	$ 91	$ 92	$ 91	$ 0	$ 91	$ 47
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 0	$ 258,000	$ 130,500
Compensation Table (continued)
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach**	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *******	Robert C. Pozen *, ##	William S. Stavropoulos ******	Thomas R. Williams *******
Advisor Floating Rate High Income+	$ 70	$ 0	$ 70	$ 70	$ 85	$ 0	$ 0	$ 70
Advisor Government Investment	$ 94	$ 0	$ 95	$ 93	$ 117	$ 0	$ 0	$ 93
Advisor High Income	$ 9	$ 0	$ 9	$ 9	$ 11	$ 0	$ 0	$ 9
Advisor High YieldB	$ 1,128	$ 0	$ 1,143	$ 1,119	$ 1,409	$ 0	$ 0	$ 1,117
Advisor Intermediate Bond	$ 150	$ 0	$ 152	$ 149	$ 188	$ 0	$ 0	$ 149
Advisor Mortgage Securities	$ 125	$ 0	$ 127	$ 124	$ 156	$ 0	$ 0	$ 124
Advisor Municipal Income	$ 121	$ 0	$ 122	$ 120	$ 151	$ 0	$ 0	$ 119
Advisor Short Fixed-Income	$ 87	$ 0	$ 88	$ 86	$ 108	$ 0	$ 0	$ 86
Advisor Strategic Income	$ 91	$ 0	$ 92	$ 91	$ 113	$ 0	$ 15	$ 88
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested persons are compensated by FMR.

** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

*** Mr. Jones served on the Board of Trustees through December 31, 1999.

**** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

***** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

****** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

******* Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

# Ms. Johnson served as a Member of the Advisory Board of the trust through June 14, 2001. Effective June 15, 2001, Ms. Johnson serves as a Member of the Board of Trustees.

## Mr. Pozen served on the Board of Trustees through June 14, 2001. Effective June 15, 2001, Mr. Pozen serves as a Member of the Advisory Board of the trust.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: Ralph F. Cox, $668; Phyllis Burke Davis, $668; Robert M. Gates, $668; E. Bradley Jones, $89; Donald J. Kirk, $668; Ned C. Lautenbach, $578; Marvin L. Mann, $668; William O. McCoy, $668; Gerald C. McDonough, $839; and Thomas R. Williams, $668. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $317; Ned C. Lautenbach, $245; William O. McCoy, $317; and Thomas R. Williams, $317.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 19 for more details. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 33.)

Proposed Amendment(s) to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 2 on page 59. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 36.) If approved by shareholders, the Amended Contract will take effect on December 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2002 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2002, and thereafter only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 36.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)	Amended Contract
Over 516.1100%		516 - 587.1100%
587 - 646.1080%
646 - 711.1060%
711 - 782.1040%
782 - 860.1020%
860 - 946.1000%
946 - 1,041.0980%
1,041 - 1,145.0960%
1,145 - 1,260.0940%
over 1,260.0920%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150.1736%		.1736%
200.1652%		.1652%
250.1587%		.1587%
300.1536%		.1536%
350.1494%		.1494%
400.1459%		.1459%
450.1427%		.1427%
500.1399%		.1399%
550.1372%		.1372%
600.1350%		.1349%
650.1330%		.1328%
700.1314%		.1309%
750.1300%		.1291%
800.1287%		.1275%
850.1276%		.1260%
900.1266%		.1246%
950.1258%		.1233%
1,000.1250%		.1220%
1,050.1243%		.1209%
1,100.1236%		.1197%
1,150.1230%		.1187%
1,200.1225%		.1177%
1,250.1220%		.1167%
1,300.1215%		.1158%
1,350.1211%		.1149%
1,400.1207%		.1141%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for July 31, 2001 were approximately $793 billion.

Comparison of Management Fees. For the month ended July 31, 2001, average assets under management by FMR were approximately $793 billion. The fund's management fee rate under the Amended Contract, for the month ended July, 2001, would have been .5777%, compared to .5789% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
$ 1,846,751	$ 1,841,312	(.29%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended July 31, 2001 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
$ 2,075,172	$ 2,070,114	(.24%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on June 14, 2001. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that any potential economies of scale are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR INTERMEDIATE BOND FUND, FIDELITY ADVISOR MORTGAGE SECURITIES FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, AND FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On June 14, 2001, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Advisor Strategic Income's present management contract. See "Modification of Management Contract Amendment Provisions" for Advisor Strategic Income on page 19.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 3 through 6 beginning on page 62. Except for the modifications discussed above, Advisor High Yield's, Advisor Intermediate Bond's, Advisor Mortgage Securities', Advisor Short Fixed-Income's, and Advisor Strategic Income's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 40.) If approved by shareholders, each fund's Amended Agreement will take effect on December 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2002 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2002 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page 35.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY ADVISOR HIGH YIELD FUND, FIDELITY ADVISOR INTERMEDIATE BOND FUND, FIDELITY ADVISOR MORTGAGE SECURITIES FUND, FIDELITY ADVISOR SHORT FIXED-INCOME FUND, AND FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to each fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On June 14, 2001, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in Advisor Strategic Income's present management contract. See "Modification of Management Contract Amendment Provisions" for Advisor Strategic Income on page 19.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibits 7 through 10 beginning on page 74. Except for the modifications discussed above, Advisor High Yield's, Advisor Intermediate Bond's, Advisor Mortgage Securities', Advisor Short Fixed-Income's, and Advisor Strategic Income's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 40.) If approved by shareholders, each fund's Amended Agreement will take effect on December 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2002 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2002 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East and FIJ" on page 35.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIIA FOR FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIIA, and the trust with respect to the fund (the Amended Agreement). The fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FIIA's fees under the fund's Amended Agreement. The fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreement. Under the fund's Present Agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). Under the fund's Present Agreement with FIIA, FMR, not the fund, pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets for which the sub-adviser has provided FMR with investment advice and research services.

Furthermore, under the fund's Present Agreement, FMR may grant FIIA investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIIA investment management authority under the fund's Present Agreement, FMR, not the fund, pays FIIA a fee equal to 57% of FMR's monthly management fee with respect to the fund's average net assets managed by FIIA on a discretionary basis.

The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreement. The fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On June 14, 2001, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIIA's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in the fund's present management contract. See "Modification of Management Contract Amendment Provisions" for the fund on page 19.

A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendments, is supplied as Exhibit 11 beginning on page 86. Except for the modifications discussed above, the fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 40.) If approved by shareholders, the fund's Amended Agreement will take effect on December 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2002 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2002 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FIIA's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FIIA for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend the fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of Fidelity International Limited (FIL) established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. For more information on FIIA, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 36.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIIA AND FIIA(U.K.)L FOR FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement between FIIA, FIIA(U.K.)L, and the trust with respect to the fund (the Amended Agreement). The fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIIA(U.K.)L's fees under the fund's Amended Agreement. The fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreement. Under the fund's Present Agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe. Under the fund's Present Agreement with FIIA, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

Furthermore, under the fund's Present Agreement, FIIA may grant FIIA(U.K.)L investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIIA(U.K.)L's investment management authority under the fund's Present Agreement, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund. For more details on the fund's present agreement, see the "Sub-Advisory Agreement" section beginning on page 40.

The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreement. The fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIIA(U.K.)L, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On June 14, 2001, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIIA(U.K.)L's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in the fund's present management contract. See "Modification of Management Contract Amendment Provisions" for the fund on page 19.

A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendments, is supplied as Exhibit 12 beginning on page 89. Except for the modifications discussed above, the fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 40.) If approved by shareholders, the fund's Amended Agreement will take effect on December 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2002 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2002 and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIIA(U.K.)L's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FIIA pays to FIIA(U.K.)L for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend the fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA(U.K.)L may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 36.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA(U.K.)L will remain in effect.

9. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIIA AND FIJ FOR FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended sub-advisory agreement among FIIA, FIJ, and the trust with respect to the fund (the Amended Agreement). The fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIJ's fees under the fund's Amended Agreement. The fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreement. Under the fund's Present Agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia. Under the fund's Present Agreement with FIIA, FIIA, not the fund, pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

Furthermore, under the fund's Present Agreement, FIIA may grant FIJ investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIJ investment management authority under the fund's Present Agreement, FIIA, not the fund, pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund. For more details on the fund's present agreement see the "Sub-Advisory Agreements" section beginning on page 40.

The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. The fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIJ, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On June 14, 2001, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIJ's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in the fund's present management contract. See "Modification of Management Contract Amendment Provisions" for the fund on page 19.

A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendments, is supplied as Exhibit 13 beginning on page 92. Except for the modifications discussed above, the fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 40.) If approved by shareholders, the fund's Amended Agreement will take effect on December 1, 2001 (or the first day of the first month following approval) and will remain in effect through June 30, 2002 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through June 30, 2002 and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIJ's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIJ for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend the fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. Established in 1986 to provide investment research to FIL with respect to foreign securities, FIJ focuses on companies primarily based in Japan and the Far East. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIJ may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ," on page 36.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIJ will remain in effect.

10. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding U.S. Government obligations.

The fund's current fundamental investment objective and a fundamental investment policy regarding U.S. Government obligations read as follows:

"Advisor Government Investment Fund seeks a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policy regarding U.S. Government obligations would be eliminated as follows (deleted language is [bracketed]):

"Advisor Government Investment Fund seeks a high level of current income [by investing primarily in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities]."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy of relating to investment in U.S. Government securities.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. The fund currently has a non-fundamental policy of normally investing at least 65% of its total assets in U.S. Government securities. On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. To comply with the rule, the fund is expected to replace its current non-fundamental 65% policy with a non-fundamental policy of normally investing at least 80% of its net assets in U.S. Government securities and repurchase agreements for those securities.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

11. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR HIGH YIELD FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding high-yielding, fixed-income and zero coupon securities.

The fund's current fundamental investment objective and a fundamental investment policy regarding high-yielding, fixed-income and zero coupon securities read as follows:

"Advisor High Yield Fund seeks a combination of a high level of income and the potential for capital gains by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policy regarding high-yielding, fixed-income and zero coupon securities would be eliminated as follows (deleted language is [bracketed]):

"Advisor High Yield Fund seeks a combination of a high level of income and the potential for capital gains [by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks]."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. The fund currently has a non-fundamental policy of normally investing at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. The Board of Trustees will consider if any changes to the fund's non-fundamental policies should be made in light of the rule.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

12. TO ELIMINATE FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY ADVISOR INTERMEDIATE BOND FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policies regarding investment-grade fixed-income obligations and FMR's selection of securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes.

The fund's current fundamental investment objective and the fundamental investment policies regarding investment-grade fixed-income obligations and FMR's selection of securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes read as follows:

"Advisor Intermediate Bond Fund seeks to provide a high rate of income through investment primarily in investment-grade fixed-income obligations. In addition, the fund may seek capital appreciation when consistent with this primary objective. In seeking capital appreciation, FMR will select securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policies regarding investment-grade fixed-income obligations and FMR's selection of securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes would be eliminated as follows (deleted language is [bracketed]):

"Advisor Intermediate Bond Fund seeks to provide a high rate of income [through investment primarily in investment-grade fixed-income obligations]. In addition, the fund may seek capital appreciation when consistent with this primary objective. [In seeking capital appreciation, FMR will select securities for the fund based on its judgment as to economic and market conditions and the prospects for interest rate changes.]"

Because the foregoing investment policies are fundamental, they cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modifications. Eliminating the foregoing fundamental policies will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in investment-grade bonds. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities. In buying and selling securities for the fund, FMR will continue to analyze a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. The fund currently has a non-fundamental policy of normally investing in U.S. dollar-denominated investment-grade bonds (those of medium and high quality). On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. To comply with the rule, the fund is expected to replace its current non-fundamental policy with a non-fundamental policy of normally investing at least 80% of its net assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policies as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

13. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR MORTGAGE SECURITIES FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding mortgage-related securities.

The fund's current fundamental investment objective and a fundamental investment policy regarding mortgage-related securities read as follows:

"Advisor Mortgage Securities Fund seeks a high level of current income, consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policy regarding mortgage-related securities would be eliminated as follows (deleted language is [bracketed]):

"Advisor Mortgage Securities Fund seeks a high level of current income, consistent with prudent investment risk[, by investing primarily in mortgage-related securities]. In seeking current income, the fund may also consider the potential for capital gain."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in mortgage-related securities.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. The fund currently has a non-fundamental policy of normally investing at least 65% of its total assets in investment-grade mortgage-related securities (those of medium and high quality). On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. To comply with the rule, the fund is expected to replace its current non-fundamental 65% policy with a policy of normally investing at least 80% of its net assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

14. TO MODIFY THE FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR MUNICIPAL INCOME FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the modification of the fund's fundamental investment objective to specify that the fund seeks to provide a high current yield exempt from federal income tax. The Board of Trustees has also approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding municipal obligations whose interest is not included in gross income.

The fund's current fundamental investment objective and a fundamental investment policy regarding municipal obligations whose interest is not included in gross income read as follows:

"Advisor Municipal Income Fund seeks to provide a high current yield by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating federal income tax."

If the proposal is approved, the fund's fundamental objective would be modified and the fund's fundamental investment policy regarding municipal obligations whose interest is not included in gross income would be eliminated as follows (additional language is underlined; deleted language is [bracketed]):

"Advisor Municipal Income Fund seeks to provide a high current yield exempt from [by investing in a diversified portfolio of municipal obligations whose interest is not included in gross income for purposes of calculating] federal income tax."

Because the foregoing investment objective and investment policy are fundamental, they cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modifications. Modifying the foregoing fundamental objective and eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing fundamental policy of investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act.

Modifying the fundamental investment objective and eliminating the fundamental investment policy as described above are not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that modifying the fundamental investment objective and eliminating the fundamental investment policy as described above are in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when the prospectus is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective and current fundamental investment policy discussed above will not change.

15. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR SHORT FIXED-INCOME FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding investment-grade fixed-income securities.

The fund's current fundamental investment objective and a fundamental investment policy regarding investment-grade fixed-income securities read as follows:

"Advisor Short Fixed-Income Fund seeks to obtain a high level of current income, consistent with the preservation of capital, by investing primarily in a broad range of investment-grade fixed-income securities. Where appropriate the fund will take advantage of opportunities to realize capital appreciation."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policy regarding investment-grade fixed-income securities would be eliminated as follows (deleted language is [bracketed]):

"Advisor Short Fixed-Income Fund seeks to obtain a high level of current income, consistent with the preservation of capital[, by investing primarily in a broad range of investment-grade fixed-income securities]. Where appropriate the fund will take advantage of opportunities to realize capital appreciation."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in investment-grade bonds. The fund does not currently invest, or intend to invest, in below investment-grade securities. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities, and loans and loan participations.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. The fund currently has a non-fundamental policy of normally investing in U.S. dollar-denominated investment-grade bonds (those of medium and high quality). On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. To comply with the rule, the fund is expected to replace its current non-fundamental policy with a non-fundamental policy of normally investing at least 80% of its net assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

16. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY ADVISOR STRATEGIC INCOME FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental investment policy regarding debt securities.

The fund's current fundamental investment objective and a fundamental investment policy regarding debt securities read as follows:

"Advisor Strategic Income Fund seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation."

If the proposal is approved, the fund's fundamental objective would remain unchanged but the fund's fundamental investment policy regarding debt securities would be eliminated as follows (deleted language is [bracketed]):

"Advisor Strategic Income Fund seeks a high level of current income [by investing primarily in debt securities]. The fund may also seek capital appreciation."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in debt securities. The fund currently has a non-fundamental policy of normally investing primarily in debt securities, including lower-quality debt securities.

Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval. Modifications in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. On January 17, 2001, the SEC adopted a rule concerning fund names. The rule applies to funds whose name suggests an investment policy focused on a particular type of investment, industry, country or geographic region. Funds subject to the rule must comply with the rule by July 31, 2002. The Board of Trustees will consider if any changes to the fund's non-fundamental policies should be made in light of the rule.

Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

17. TO AMEND FIDELITY ADVISOR MORTGAGE SECURITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

"The fund may not purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities)."

The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is underlined; deleted language is [bracketed]):

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any [security] of its agencies or instrumentalities) if, as a result [thereof], more than 25% of the [value of its] fund's total assets would be invested in the securities of companies [having their] whose principal business activities are in the same industry [(this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities)]."

Discussion of Proposed Modifications. The primary purpose of the proposal is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning concentration is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the statement of additional information is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

18. TO AMEND EACH FUND'S (EXCEPT FOR FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND'S) FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Advisor Government Investment's, Advisor High Income's, Advisor Intermediate Bond's, Advisor Mortgage Securities', and Advisor Short Fixed-Income's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of Advisor Government Investment, Advisor High Income, Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

Advisor High Yield's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities."

The Trustees recommend that shareholders of Advisor High Yield vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined; deleted language is [bracketed]):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933[,] in the disposition of restricted securities or in connection with investments in other investment companies."

Advisor Municipal Income's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities)."

The Trustees recommend that shareholders of Advisor Municipal Income vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined; deleted language is [bracketed]):

"The fund may not underwrite securities issued by others, [(]except to the extent that the fund may [be deemed to] be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities[)] or in connection with investments in other investment companies."

Advisor Strategic Income's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities."

The Trustees recommend that shareholders of Advisor Strategic Income vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined; deleted language is [bracketed]):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933[,] in the disposition of restricted securities or in connection with investments in other investment companies."

Discussion of Proposed Modifications. The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

19. TO AMEND EACH FUND'S (EXCEPT FOR FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND'S) FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Advisor High Income's, Advisor High Yield's, Advisor Mortgage Securities', Advisor Municipal Income's, Advisor Short Fixed-Income's, and Advisor Strategic Income's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of Advisor High Income, Advisor High Yield, Advisor Mortgage Securities, Advisor Municipal Income, Advisor Short Fixed-Income, and Advisor Strategic Income vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Advisor Government Investment's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements."

The Trustees recommend that the shareholders of Advisor Government Investment vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Advisor Intermediate Bond's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements)."

The Trustees recommend that the shareholders of Advisor Intermediate Bond vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined; deleted language is [bracketed]):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of [the fund's] its total assets would be lent to other parties, [(]but this limitation does not apply to purchases of debt securities or to repurchase agreements[)], or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modifications. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

As income earned from loans is generally subject to federal tax, Advisor Municipal Income has no current intention of making loans, other than through the purchase of debt securities.

Advisor Municipal Income currently has a non-fundamental limit that restricts the fund from engaging in repurchase agreements and making loans other than by purchasing debt securities.

If shareholders of each fund (except Advisor Municipal Income) approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitations will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 14 beginning on page 95.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Mr. Johnson 3d, Ms. Johnson, John H. Costello, Robert A. Dwight, Maria F. Dwyer, Paul F. Maloney, Thomas J. Simpson, Eric D. Roiter, Dwight D. Churchill, Stanley N. Griffith, David L. Murphy, Robert A. Lawrence, John H. Carlson, Andrew J. Dudley, Kevin E. Grant, Thomas J. Silvia, Thomas T. Soviero, Ian Spreadbury, and Christine Jones Thompson are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Messrs.Costello and Dwight, Ms. Dwyer, and Messrs. Maloney, Simpson, Dudley, and Spreadbury, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

The executive officers of the trust include: Messrs. Johnson 3d and Lynch, Ms. Johnson, Messrs. Murphy, Lawrence, Carlson, Dudley, Grant, Silvia, Soviero, Spreadbury, and Ms. Thompson. Additional information about Messrs. Johnson 3d and Lynch, and Ms. Johnson, can be found in Proposal 3. Additional information about other executive officers of the trust can be found in the following table. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years or, if shorter, the period of a fund's operations.

Name (Age)	Principal Occupation(s) During Past Five Years
David L. Murphy (53)

Vice President of Advisor Government Investment (2000), Advisor Intermediate Bond (2000), Advisor Mortgage Securities (2000), Advisor Short Fixed-Income (2000), and Advisor Municipal Income (2001). He serves as Senior Vice President and Bond Group Leader of Fidelity's Fixed-Income Division, Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000), and Vice President of FMR Co., Inc. (2001), FIMM (2000), and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Robert A. Lawrence (49)

Vice President of Advisor Floating Rate High Income, Advisor High Income (2000), Advisor High Yield (2000), and Advisor Strategic Income (2000). Mr. Lawrence also serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

John H. Carlson (51)

Vice President of Advisor Strategic Income (1996) and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets in London and senior vice president and head trader at Lehman's Latin American emerging markets fixed-income desk.

Andrew J. Dudley (36)

Vice President of Advisor Intermediate Bond (1999), Advisor Short Fixed-Income (1998), and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.

Kevin E. Grant (41)	Vice President of Advisor Strategic Income (1998) and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds
Thomas J. Silvia (40)

Vice President of Advisor Government Investment (1998), Advisor Mortgage Securities (1998), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds

Name (Age)	Principal Occupation(s) During Past Five Years
Thomas T. Soviero (38)	Vice President of Advisor High Yield (2000). Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.
Ian Spreadbury (46)

Vice President of Advisor Strategic Income (1999) and other funds advised by FMR. Prior to joining Fidelity in 1995 as a fund manager and Director of Fixed Income, Mr. Spreadbury was a senior fund manager for Legal & General Investment Management LTD.

Christine Jones Thompson (43)	Vice President of Advisor Municipal Income (1998) and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period November 1, 1999 through July 31, 2001, the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Advisor High Yield and Advisor Strategic Income for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 14 beginning on page 95.

The Directors of FMRC are Edward C. Johnson 3d, Abigail P. Johnson, President, and Peter S. Lynch. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K., FMR Far East, and FIMM. In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR Far East, and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

Funds with investment objectives similar to Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 14 beginning on page 95.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Abigail P. Johnson, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of FMR U.K. and FMR Far East; and a Director of FMRC. In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMR Far East, and FMRC; and a Director of FMR Corp. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

 On behalf of Advisor Floating Rate High Income, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968.

 FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FIJ provides research and investment recommendations with respect to companies based outside of the United States for funds for which FMR Far East acts as investment adviser. FIJ focuses primarily on Japanese and other Asian companies. FIJ may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR Far East believes it would be beneficial to the fund. FIJ may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR Far East believes it would be beneficial to the fund. FIJ may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. Funds with investment objectives similar to Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 14 beginning on page 95.

 The Directors of FMR U.K. are Edward C. Johnson 3d, Chairman, and Richard A. Spillane, Jr., President. The Directors of FMR Far East are Edward C. Johnson 3d, Chairman, and Abigail P. Johnson, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FIMM and FMRC. In addition, Mr. Spillane is Vice President of certain Equity Funds advised by FMR and Senior Vice President of FMRC and FMR. Ms. Johnson is also Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FIMM, and FMRC; and a Director of FMR Corp. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K)L, AND FIJ

On behalf of Advisor Strategic Income, FMR has entered into a sub-advisory agreement with Fidelity International Investment Advisors (FIIA), a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), and its Japanese subsidiary, Fidelity Investments Japan Limited (FIJ).

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provide investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and the Far East. Funds with investment objectives similar to Advisor Strategic Income managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 14 beginning on page 95.

The Directors of FIIA are Simon Fraser, President, Anthony J. Bolton, Keith Ferguson, Richard Ford, Brett Goodin, Simon Haslam, Richard Horlick, K.C. Lee, Frank Mutch, Peter Phillips, and David J. Saul. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, President, Gareth Adams, Anthony J. Bolton, Pamela Edwards, Simon Haslam, Richard Horlick, Peter Lord, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

PRESENT MANAGEMENT CONTRACTS

Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract for Advisor Strategic Income described in proposal 4.

In addition to the management fee payable to FMR, Class A, Class T, Class B, Class C, and Institutional Class Shares pay transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Initial Class shares pay transfer agent fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Each fund pays pricing and bookkeeping fees to FSC on behalf of each class of the fund. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC or FSC, as applicable, pursuant to which FIIOC or FSC, as applicable, bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the applicable class for fiscal 2000 amounted to:

Fund Name	Class A	Class T	Class B	Class C	Institutional Class	Initial Class
Advisor High Yield	$ 419,000	$ 3,763,000	$ 2,091,000	$ 464,000	$ 244,000	--
Advisor Intermediate Bond	$ 68,231	$ 692,611	$ 147,247	$ 35,553	$ 170,343	--
Advisor Mortgage Securities	$ 8,617	$ 78,644	$ 36,267	--	$ 28,123	$ 607,430
Advisor Short Fixed-Income	$ 29,797	$ 501,124	--	$ 35,098	$ 12,590	--
Advisor Strategic Income	$ 33,166	$ 354,784	$ 163,334	$ 39,922	$ 7,184	--

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 2000 amounted to:

Fund Name
Advisor High Yield	$ 813,000
Advisor Intermediate Bond	$ 155,633
Advisor Mortgage Securities	$ 143,998
Advisor Short Fixed-Income	$ 90,750
Advisor Strategic Income	$ 195,311

FSC also received fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 2000 for Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income were $0, $2,735, $0, $850, and $0, respectively.

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the class, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue paid to, and retained by, FDC for fiscal 2000 amounted to the following:

Fund Name	Paid to FDC		Retained by FDC
	Class A	Class T	Class A	Class T
Advisor High Yield	$ 422,000	$ 882,000	$ 167,000	$ 342,000
Advisor Intermediate Bond	$ 93,134	$ 74,580	$ 39,488	$ 30,178
Advisor Mortgage Securities	$ 19,275	$ 45,170	$ 5,275	$ 13,522
Advisor Short Fixed-Income	$ 37,079	$ 157,218	$ 12,095	$ 36,835
Advisor Strategic Income	$ 77,007	$ 118,366	$ 27,609	$ 37,229

FDC collected deferred sales charge revenue on Class, A, Class T, Class B,and Class C shares during fiscal 2000 as follows:

Fund Name	Class A	Class T	Class B	Class C
Advisor High Yield	$ 0	$ 16,000	$ 4,065,000	$ 157,000
Advisor Intermediate Bond	$ 0	$ 5,247	$ 140,980	$ 8,151
Advisor Mortgage Securities	$ 0	$ 400	$ 104,949	--
Advisor Short Fixed-Income	$ 0	$ 5,377	--	$ 32,659
Advisor Strategic Income	$ 0	$ 700	$ 251,991	$ 4,286

When shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales are made.

FDC received no payments from Institutional Class of each fund and Initial Class of Advisor Mortgage Securities pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

In addition, FDC received from the funds fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 2000 as follows:

12b-1 Fees Paid to FDC
Advisor High Yield
Class A	$ 351,000
Class T	$ 5,500,000
Class B	$ 10,182,000
Class C	$ 2,822,000
Advisor Intermediate Bond
Class A	$ 51,294
Class T	$ 773,580
 Class B	$ 586,959
Class C	$ 178,359
Advisor Mortgage Securities
Class A	$ 5,801
 Class T	$ 82,308
Class B	$ 172,938
Advisor Short Fixed-Income
Class A	$ 24,456
Class T	$ 397,379
Class C	$ 195,329
Advisor Strategic Income
Class A	$ 22,402
Class T	$ 487,595
 Class B	$ 769,351
Class C	$ 205,289

Currently, up to the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.

Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B under its Distribution and Service Plan may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of the distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

FMR is Advisor High Yield's, Advisor Intermediate Bond's, Advisor Mortgage Securities', and Advisor Short Fixed-Income's manager pursuant to management contracts dated November 1, 1999, which were approved by shareholders on May 13, 1998, October 7, 1998, July 15, 1998, and May 13, 1998, respectively. The management contracts were submitted to shareholders in connection with proposals to provide for lower fees when FMR's assets under management exceed certain levels and to allow FMR and the trust, on behalf of each fund, to modify the existing management contracts subject to the requirements of the 1940 Act.

FMR is Advisor Strategic Income's manager pursuant to a management contract dated October 31, 1997, which was approved by shareholders on June 18, 1997. The management contract was submitted to shareholders in connection with a proposal to provide for lower fees when FMR's assets under management exceed certain levels.

For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rates at $853 billion of group net assets - the approximate level for October 2000 (for Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income) and at $823 billion of group net assets - the approximate level for December 2000 (for Advisor Strategic Income) - were .1259% and .1268%, respectively, which are the weighted averages of the respective fee rates for each level of group net assets up to $853 billion and $823 billion, respectively.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase. Advisor High Yield's, Advisor Intermediate Bond's, Advisor Mortgage Securities', and Advisor Short Fixed-Income's current management contracts reflect the revised group fee rate schedule below.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

Advisor High Yield's and Advisor Strategic Income's individual fund fee rate is 0.45%. Advisor Intermediate Bond's, Advisor Mortgage Securities', and Advisor Short Fixed-Income's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 2000 (for Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income) and December 2000 (for Advisor Strategic Income), each fund's annual management fee rate would be calculated as follows:

Fund Name	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Advisor High Yield	.1259%	+	0.45%	=	.5759%
Advisor Intermediate Bond	.1259%	+	0.30%	=	.4259%
Advisor Mortgage Securities	.1259%	+	0.30%	=	.4259%
Advisor Short Fixed-Income	.1259%	+	0.30%	=	.4259%
Advisor Strategic Income	.1268%	+	0.45%	=	.5768%

One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

During fiscal 2000, FMR received $22,838,000, $2,277,055, $1,899,545, $1,311,010, and $1,841,312 for its services as investment adviser to Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income, respectively. These fees were equivalent to 0.58%, 0.43%, 0.43%, 0.43%, and 0.58%, respectively, of the average net assets of each fund.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes,certain securities lending costs, brokerage commissions, extraordinary expenses, and 12b-1 fees). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse each class of Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income to the extent that their total operating expenses, as a percentage of their respective average net assets exceed the following rates:

	Class A	Class T	Class B	Class C	Institutional Class	Initial Class
Advisor Intermediate Bond	0.90%	1.00%	1.65%	1.75%	0.75%	--
Advisor Mortgage Securities	0.90%	1.00%	1.65%	1.75%	0.75%	0.75%
Advisor Short Fixed-Income	0.90%	0.90%	--	1.75%	0.75%	--
Advisor Strategic Income	1.25%	1.35%	2.00%	2.10%	1.10%	--

SUB-ADVISORY AGREEMENTS

 On behalf of Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income, FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) pursuant to which FIMM has primary responsibility for choosing investments for each fund. On behalf of Advisor Strategic Income, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing certain types of investments for the fund. Advisor Intermediate Bond's and Advisor Mortgage Securities' sub-advisory agreements with FIMM, dated February 26, 1999, were approved by shareholders on October 7, 1998 and July 15, 1998, respectively, in connection with the reorganization of each of the funds into Fidelity Advisor Series II from other Massachusetts business trusts. Advisor Short Fixed-Income's and Advisor Strategic Income's sub-advisory agreements with FIMM, dated January 1, 1999, were approved by the Trustees on December 18, 1997.

 Under the terms of the sub-advisory agreements for Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. Under the terms of the sub-advisory agreement for Advisor Strategic Income, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended October 31, 2000 (for Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), FMR paid FIMM fees of $1,138,528, $949,773, $655,505, and $272,020, on behalf of Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income, respectively.

 On behalf of Advisor High Yield, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing investments for the fund. On behalf of Advisor Strategic Income, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has primary responsibility for choosing certain types of investments for the fund. Advisor High Yield's and Advisor Strategic Income's sub-advisory agreements with FMRC, dated January 1, 2001, were approved by the Trustees on July 15, 1999.

 Under the terms of the sub-advisory agreement for Advisor High Yield, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. Under the terms of the sub-advisory agreement for Advisor Strategic Income, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. No fees were paid to FMRC for the fiscal year ended October 31, 2000 on behalf of Advisor High Yield, or for the fiscal year ended December 31, 2000 on behalf of Advisor Strategic Income.

 On behalf of Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ. On behalf of Advisor Strategic Income, FMR has also entered into a sub-advisory agreement with FIIA. FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Advisor High Yield's and Advisor Short Fixed-Income's sub-advisory agreements with FMR U.K. and FMR Far East, each dated January 1, 1995, were approved by shareholders on October 26, 1994. The sub-advisory agreements were submitted to shareholders in connection with proposals to provide FMR U.K. and FMR Far East with discretionary management authority. Advisor Intermediate Bond's sub-advisory agreements with FMR U.K. and FMR Far East, each dated February 26, 1999, were approved by shareholders on October 7, 1998. Advisor Mortgage Securities' sub-advisory agreements with FMR U.K. and FMR Far East, each dated February 26, 1999, were approved by shareholders on July 15, 1998. Advisor Strategic Income's sub-advisory agreements with FMR U.K. and FMR Far East, each dated October 31, 1997, were approved by shareholders on June 18, 1997. Advisor Intermediate Bond's, Advisor Mortgage Securities', and Advisor Strategic Income's sub-advisory agreements were submitted to shareholders in connection with proposals to reorganize each of the funds into Fidelity Advisor Series II from other Massachusetts business trusts. Each fund's sub-advisory agreement between FMR Far East and FIJ, dated August 1, 2001, was approved by the Trustees on July 19, 2001. Advisor Strategic Income's sub-advisory agreement between FMR and FIIA dated August 1, 1999, was approved by the Trustees on July 15, 1999. Advisor Strategic Income's sub-advisory agreement between FIIA and FIIA(U.K.)L and Advisor Strategic Income's sub-advisory agreement between FIIA and FIJ, each dated July 1, 2000, were approved by the Trustees on June 15, 2000.

 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL.

 For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services to FIIA.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services to FIIA.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services to FMR Far East.

 For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.23%
$500 million	-	$1 billion	0.20%
over		$1 billion	0.17%

 FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.20%
$200 million	-	$500 million	0.17%
over		$500 million	0.15%

 FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

 For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, or FIJ on behalf of Advisor Strategic Income for the fiscal year ended December 31, 2000.

 For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K., FMR Far East, and FIJ on behalf of Advisor Strategic Income for the fiscal year ended December 31, 2000.

 For discretionary investment management and execution of portfolio transactions, fees paid to FIIA and FIIA (U.K.)L on behalf of Advisor Strategic Income for the fiscal year ended December 31, 2000 is shown in the table below.

Fiscal Year Ended	FIIA	FIIA(U.K.)LA
2000	$ 99,788	$ 49,985

A Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

 No fees were paid to FMR U.K., FMR Far East, FIIA, FIIA (U.K.)L, and FIJ on behalf of Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income for the fiscal year ended October 31, 2000.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR placed agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp.

For the fiscal year ended October 31, 2000 (for Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Short Fixed-Income, and Advisor Strategic Income paid no brokerage commissions to affiliated brokers. During the fiscal year ended October 31, 2000, Advisor High Yield paid brokerage commissions of $10,470 to NFS and $1,122 to NFSC. During the fiscal year ended October 31, 2000, this amounted to approximately 4.10% and 0.44%, respectively, of the aggregate brokerage commissions paid by the fund.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Municipal Income. The firm of Deloitte & Touche LLP has been selected as independent accountants for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Short Fixed-Income, and Advisor Strategic Income. PricewaterhouseCoopers LLP and Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, have confirmed to the trust's Audit Committee that they are independent accountants with respect to the funds.

The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. FMR and the trust's Audit Committee have considered whether other non-audit services by PricewaterhouseCoopers LLP and Deloitte & Touche LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP and Deloitte & Touche LLP in their audit of the funds. Representatives of PricewaterhouseCoopers LLP and Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

Audit Fees. For the fiscal year ended October 31, 2000 (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, Advisor Intermediate Bond, Advisor Mortgage Securities, Advisor Municipal Income, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below.

Advisor Floating Rate High Income	$ 33,000
Advisor Government Investment	$ 22,000
Advisor High Income	$ 16,000
Advisor High Yield	$ 27,000
Advisor Intermediate Bond	$ 35,000
Advisor Mortgage Securities	$ 50,000
Advisor Municipal Income	$ 35,000
Advisor Short Fixed-Income	$ 21,000
Advisor Strategic Income	$ 21,000

All Other Fees. For the fiscal year ended October 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $5,000 for tax-related services rendered to Advisor Intermediate Bond, Advisor Mortgage Securities, and Advisor Municipal Income. For the fiscal year ended October 31, 2000 (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), Deloitte & Touche LLP was also paid approximately $38,000 for tax-related services rendered to the funds.

Non-Fund Related Fees

Financial Information Systems Design and Implementation Fees. For the fiscal year ended October 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $500,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., the ultimate parent company of FMR, and FMR Corp. affiliates. For the fiscal year ended October 31, 2000 (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), Deloitte & Touche LLP was also paid approximately $1,600,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., the ultimate parent company of FMR, and FMR Corp. affiliates.

All Other Fees. For the fiscal year ended October 31, 2000, PricewaterhouseCoopers LLP was also paid approximately $12 million for all other non-audit services rendered on behalf of FMR, FMR Corp., and FMR Corp. affiliates. For the fiscal year ended October 31, 2000 (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, and Advisor Short Fixed-Income) and December 31, 2000 (for Advisor Strategic Income), Deloitte & Touche LLP was also paid approximately $1,400,000 (for Advisor Floating Rate High Income, Advisor Government Investment, Advisor High Income, Advisor High Yield, and Advisor Short Fixed-Income) and $1,600,000 (for Advisor Strategic Income) for all other non-audit services rendered on behalf of FMR, FMR Corp., and FMR Corp. affiliates.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109 (Initial Class of Advisor Mortgage Securities) or FIIOC, 100 Salem Street, Smithfield, RI 02197 (all other classes of each fund) whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
FIDELITY ADVISOR SERIES II

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000]___________, 20__ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; [and]

WHEREAS, this [T]trust was initially made on April 23, 1986 by Edward C. Johnson 3d, Samuel W. Bodman, and Frank Nesvet in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1 This Trust shall be known as "Fidelity Advisor Series II."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Fidelity Advisor Series II and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12)] fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open[-]-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non[-]-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non[-]-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

[DERIVATIVE ACTION]

DERIVATIVE ACTIONS

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub[-]-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate] if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all] a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. [Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.] Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

Provisions in Conflict with Law or Regulations

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR STRATEGIC INCOME FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [31st] ________ day of [October 1997] _________20__, by and between Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated October 31, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on _______________20_.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the [Portfolio] Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the [Portfolio] Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate [(for each level)]
0 - $3 billion	.3700%
3 - 6.3400
6 - 9.3100
9 - 12.2800
12 - 15.2500
15 - 18.2200
18 - 21.2000
21 - 24.1900
24 - 30.1800
30 - 36.1750
36 - 42.1700
42 - 48.1650
48 - 66.1600
66 - 84.1550
84 - 120.1500
120 - 156.1450
156 - 192.1400
192 - 228.1350
228 - 264.1300
264 - 300.1275
300 - 336.1250
336 - 372.1225
372 - 408.1200
408 - 444.1175
444 - 480.1150
480 - 516.1125
[Over 516]	[.1100]
516 - 587.1100
587 - 646.1080
646 - 711.1060
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
over 1,260.0920

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this [c]Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1998] 200 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the [portfolio] Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the [Portfolio] Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF _____________ [FIDELITY ADVISOR HIGH YIELD FUND/FIDELITY ADVISOR SHORT FIXED-INCOME FUND]

[AGREEMENT] AMENDMENT made this [1st] day of [January, 1995] _____,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of _______________ [Fidelity Advisor High Yield Fund/Fidelity Advisor Short Fixed-Income Fund] (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated January 1, 1995, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on _______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1995] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR INTERMEDIATE BOND FUND

[AGREEMENT] AMENDMENT made this [26th] day of [February, 1999] , 20 , by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Intermediate Bond Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated February 26, 1999, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on _______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money[,] or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers [and] or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1999] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR MORTGAGE SECURITIES FUND

[AGREEMENT] AMENDMENT made this [26th] _____ day of [February, 1999] _______,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Mortgage Securities Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated February 26, 1999, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1999] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR STRATEGIC INCOME FUND

[AGREEMENT] AMENDMENT made this [31st] _______ day of [October 1997] ______,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 31, 1997, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on _______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are ["] "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH ([FAR EAST] Far East) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF ___________ [FIDELITY ADVISOR HIGH YIELD FUND/FIDELITY ADVISOR SHORT FIXED-INCOME FUND]

[AGREEMENT] AMENDMENT made this [1st] _____ day of [January, 1995] ______,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub[-]-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of _________ [Fidelity Advisor High Yield Fund/Fidelity Advisor Short Fixed-Income Fund] (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated January 1, 1995, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on _______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub[-]-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1995] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH ([FAR EAST] Far East) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR INTERMEDIATE BOND FUND

[AGREEMENT] AMENDMENT made this [26th] _____ day of [February, 1999] _____,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc.[,] (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Intermediate Bond Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated February 26, 1999, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1999] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR MORTGAGE SECURITIES FUND

[AGREEMENT] AMENDMENT made this [26th] _____ day of [February, 1999] _____,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Mortgage Securities Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated February 26, 1999, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ______________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1999] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR STRATEGIC INCOME FUND

[AGREEMENT] AMENDMENT made this [31st] _______ day of [October 1997] _______,_20__, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 31, 1997, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on _____________________________________20__.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [I]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are ["]"interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [1998] 20 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 11

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY ADVISOR SERIES II ON BEHALF OF FIDELITY ADVISOR STRATEGIC INCOME FUND

AGREEMENT [made] AMENDED AND RESTATED as of this [1st] ____ day of [August, 1999,] _____,_20__ by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio").

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non[-]-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2000] 200 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 12

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this [1st] _______ day of [July, 2000] ______,_200_, by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Annualized Fee Rate
Average Group Assets	(For Each Level)
$0 - $500 million	0.23%
$500 million - $1 billion	0.20%
over $1 billion	0.17%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2001] 200 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 13

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this [1st] ____ day of [July, 2000] _____,_200_, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at [1-8-8 Shinkawa] Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to the Portfolio; and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub[-]-Advisor agrees to pay the Japan Sub[-]-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Annualized Fee Rate
Average Group Assets	(For Each Level)
$0 - $200 million	0.20%
$200 million - $500 million	0.17%
over $500 million	0.15%

, provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisor Agreement, or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Japan Sub-Advisor, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June 30, [2001] 200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 14

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios(a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Bond
Ginnie Mae(d)(f)	7/31/00	$ 1,742.0	0.43%(z)
Government Income(d)	7/31/00	1,551.1	0.43
Intermediate Government Income(d)(f)	7/31/00	791.7	0.63(z)
Target Timeline Funds:(d)(f)
 2001	7/31/00	145.2	0.09(z)
 2003	7/31/00	28.3	0.00(z)
Spartan Investment Grade Bond(d)(f)	9/30/00	1,398.9	0.47(z)
Advisor Floating Rate High Income:(g)(j)(x)
 Class A	10/31/00	9,408.6	0.68(i)
 Class B	10/31/00	16,854.5	0.68(i)
 Class T	10/31/00	10,854.0	0.68(i)
 Class C	10/31/00	24,858.5	0.68(i)
 Institutional Class	10/31/00	648.0	0.68(i)
Advisor Government Investment:(d)(f)
 Class A	10/31/00	13.2	0.43
 Class B	10/31/00	78.3	0.43
 Class T	10/31/00	184.4	0.43
 Class C	10/31/00	31.1	0.43
 Institutional Class	10/31/00	21.8	0.43
Advisor High Income:(f)(g)(x)
 Class A	10/31/00	8.4	0.58
 Class B	10/31/00	8.5	0.58
 Class T	10/31/00	9.6	0.58
 Class C	10/31/00	5.1	0.58
 Institutional Class	10/31/00	3.6	0.58
Advisor High Yield:(f)(g)
 Class A	10/31/00	234.1	0.58
 Class B	10/31/00	1,131.0	0.58
 Class T	10/31/00	2,199.4	0.58
 Class C	10/31/00	282.2	0.58
 Institutional Class	10/31/00	118.2	0.58
Advisor Intermediate Bond:(d)(f)
 Class A	10/31/00	34.2	0.43
 Class B	10/31/00	65.2	0.43
 Class T	10/31/00	309.5	0.43
 Class C	10/31/00	17.8	0.43
 Institutional Class	10/31/00	108.0	0.43
Advisor Mortgage Securities:(d)(f)
 Class A	10/31/00	3.9	0.43
 Class B	10/31/00	19.2	0.43
 Class T	10/31/00	32.9	0.43
 Institutional Class	10/31/00	13.0	0.43
 Initial Class	10/31/00	377.1	0.43
Advisor Short Fixed-Income:(d)(f)
 Class A	10/31/00	16.3	0.43
 Class T	10/31/00	264.9	0.43
 Class C	10/31/00	19.5	0.43
 Institutional Class	10/31/00	7.1	0.43
Institutional Short-Intermediate Government(d)	11/30/00	$ 363.8	0.45%
Real Estate High Income(g)	11/30/00	144.0	0.73
Advisor Emerging Markets Income:(e)(g)
 Class A	12/31/00	3.6	0.68
 Class B	12/31/00	19.8	0.68
 Class T	12/31/00	51.2	0.68
 Class C	12/31/00	2.9	0.68
 Institutional Class	12/31/00	6.4	0.68
Advisor Strategic Income:(d)(f)(g)
 Class A	12/31/00	14.9	0.58
 Class B	12/31/00	85.5	0.58
 Class T	12/31/00	195.0	0.58
 Class C	12/31/00	20.5	0.58
 Institutional Class	12/31/00	3.9	0.58
International Bond(e)(g)	12/31/00	62.4	0.68
New Markets Income(e)(g)	12/31/00	246.4	0.68
Real Estate High Income II(g)	12/31/00	144.0	0.73
Strategic Income(f)(g)	12/31/00	50.4	0.58
Variable Insurance Products:
 High Income(f)(g)
 Initial Class	12/31/00	1,867.5	0.58
 Service Class	12/31/00	251.0	0.58
 Service Class II(j)	12/31/00	1.6	0.58(i)
Variable Insurance Products II:
 Investment Grade Bond(d)(f)(x)
 Initial Class	12/31/00	640.3	0.43
 Service Class(j)	12/31/00	0.1	0.43(i)
 Service Class II(j)	12/31/00	0.1	0.43(i)
U.S. Bond Index(d)	2/28/01	1,710.8	0.14(z)
Capital & Income(f)(g)	4/30/01	3,122.4	0.58
High Income(f)(g)	4/30/01	2,533.8	0.58
Intermediate Bond(d)(f)	4/30/01	3,429.8	0.43
Investment Grade Bond(d)(f)	4/30/01	2,421.2	0.43
Short-Term Bond(d)(f)	4/30/01	1,659.1	0.43(z)
Spartan Government Income(d)	4/30/01	685.5	0.50(z)
The North Carolina Capital Management Trust:
 Term Portfolio(d)	6/30/01	76.2	0.28(h)

(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 2001, if fiscal year end figures are not available.

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

(e) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research(U.K.) Inc.(FMR U.K.), Fidelity Management & Research(Far East) Inc.(FMR Far East), and Fidelity International Investment Advisors(FIIA), with respect to the fund.

(f) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(g) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

(h) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.20%.

(i) Annualized

(j) Less than a complete fiscal year.

Fidelity and Magellan are registered trademarks of FMR Corp.

ASII-PXS-0901	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP 315807594 / FUND # 861
1.761878.100		CUSIP 315807586 / FUND # 872
CUSIP 315807578 / FUND # 862
CUSIP 315807560 / FUND # 871
CUSIP 315807552 / FUND # 279
CUSIP 315807842 / FUND # 265
CUSIP 315807107 / FUND # 167
CUSIP 315807602 / FUND # 667
CUSIP 315807750 / FUND # 489
CUSIP 315807800 / FUND # 697
CUSIP 315807610 / FUND # 374
CUSIP 315807644 / FUND # 378
CUSIP 315807628 / FUND # 375
CUSIP 315807636 / FUND # 376
CUSIP 315807651 / FUND # 377
CUSIP 315807826 / FUND # 258
CUSIP 315807305 / FUND # 165
CUSIP 315807701 / FUND # 665
CUSIP 315807743 / FUND # 521
CUSIP 315807875 / FUND # 644
CUSIP 315809806 / FUND # 261
CUSIP 315809202 / FUND # 287
CUSIP 315809509 / FUND # 687
CUSIP 315809889 / FUND # 524
CUSIP 315809103 / FUND # 087
CUSIP 31617K402 / FUND # 237
CUSIP 31617K600 / FUND # 239
CUSIP 31617K501 / FUND # 238
CUSIP 315807545 / FUND # 5635
CUSIP 31617K709 / FUND # 240
CUSIP 31617K204 / FUND # 040
CUSIP 315916833 / FUND # 257
CUSIP 315916205 / FUND # 169
CUSIP 315916304 / FUND # 669
CUSIP 315916791 / FUND # 490
CUSIP 315916882 / FUND # 679
CUSIP 315807792 / FUND # 263
CUSIP 315807503 / FUND # 173
CUSIP 315807727 / FUND # 526
CUSIP 315807859 / FUND # 643
CUSIP 315920850 / FUND # 260
CUSIP 315920504 / FUND # 638
CUSIP 315920603 / FUND # 639
CUSIP 315807669 / FUND # 523
CUSIP 315920801 / FUND # 648

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
(downtriangle)			(downtriangle)
AFR-PXC-0901	279, 861, 862, 871, 872

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GOVERNMENT INVESTMENT FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
10. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 10.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

AGOV-PXC-0901	167, 265, 489, 667, 697

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

AHI-PXC-0901	374, 375, 376, 377, 378

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH YIELD FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East) Inc. for the fund.	(_)	(_)	(_) 6.
11. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 11.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

HY-PXC-0901	165, 258, 521, 644, 665

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR INTERMEDIATE BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East) Inc. for the fund.	(_)	(_)	(_) 6.
12. To eliminate fundamental investment policies of the fund.	(_)	(_)	(_) 12.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

LTB-PXC-0901	087, 261, 287, 524, 687

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR MORTGAGE SECURITIES FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East) Inc. for the fund.	(_)	(_)	(_) 6.
13. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 13.
17. To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.	(_)	(_)	(_) 17.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

AMOR-PXC-0901	040, 237, 238, 239, 240, 835

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
14. To modify the fundamental investment objective and eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 14.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

HIM-PXC-0901	169, 257, 490, 669, 679

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR SHORT FIXED-INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East) Inc. for the fund.	(_)	(_)	(_) 6.
15. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 15.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

SFI-PXC-0901	173, 263, 526, 643

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Voting is easier than ever!
Vote by Phone by calling toll-free 1-888-221-0697
or return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR STRATEGIC INCOME FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 14, 2001 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________, 2001
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	___________________________________ ___________________________________ ___________________________________ ___________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc.,please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle)FIDELITY ADVISOR SERIES II

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 2.

3. To elect the following thirteen nominees as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 3.
4. To approve an amended management contract for the fund.	(_)	(_)	(_) 4.
5. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 9.
16. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 16.
18. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 18.
19. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 19.
(downtriangle)			(downtriangle)

SI-PXC-0901	260, 523, 638, 639, 648

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To approve an amended management contract for Fidelity® Advisor Strategic Income Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

7. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Fidelity Advisor Strategic Income Fund.

8. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for Fidelity Advisor Strategic Income Fund.

9. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ) for Fidelity Advisor Strategic Income Fund.

10. To eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund.

11. To eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund.

12. To eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund.

13. To eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund.

14. To modify the fundamental investment objective and eliminate a fundamental investment policy of Fidelity Advisor Municipal Income Fund.

15. To eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund.

17. To amend Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

18. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning underwriting.

19. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning lending.

Why are the funds proposing to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

The proposal asks shareholders to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust. The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees. Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing obligations to act with due care and in shareholders' interests.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 2)

The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

What role does the Board play? (Proposal 3)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 2 is approved, the thirteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 2 is not approved, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are you modifying Fidelity Advisor Strategic Income Fund's management contract? (Proposal 4)

The changes to the contract would modify the management fee that FMR receives from Fidelity Advisor Strategic Income Fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the amended management contract also allows FMR and the trust, on behalf of Fidelity Advisor Strategic Income Fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). If shareholders approve the amended agreement, FMR could not, in the future, amend the fund's management contract to increase the fund's management fee rate payable to FMR without shareholder approval.

The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements with FMR U.K. and FMR Far East affect Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund? (Proposals 5&6)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, FMR Far East, and the trust, on behalf of the funds, to allow future modifications of the contract without a shareholder vote, subject to requirements of the 1940 Act. Under each fund's present agreement, FMR U.K and FMR Far East act as investment consultants to FMR and supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K and FMR Far East provide investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe and the Far East.

How will the proposed amended sub-advisory agreements with FIIA, FIIA (U.K.) L, and FIJ affect Fidelity Advisor Strategic Income Fund? (Proposals 7&9)

The fund's amended sub-advisory agreements allow FMR, FIIA, FIIA (U.K.) L, FIJ, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act, but would not change the fees paid by the funds or the management of the funds.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund? (Proposal 10)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in U.S. Government securities. Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund? (Proposal 11)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund? (Proposal 12)

Eliminating the fundamental policies will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in investment-grade bonds. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities. Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund? (Proposal 13)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in mortgage-related securities. Eliminating the fundamental investment policy as described in the proxy statement is in the best interest of the fund and its shareholders.

Why are you modifying Fidelity Advisor Municipal Income Fund's investment objective and eliminating the fundamental investment policy? (Proposal 14)

Modifying the fundamental objective and eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing fundamental policy of investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Modifying the fundamental investment objective and eliminating the fundamental investment policy as described in the proxy statement are not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund? (Proposal 15)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in investment-grade bonds. The fund does not currently invest, or intend to invest, in below investment-grade securities. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities, and loans and loan participations. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund? (Proposal 16)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in debt securities. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

What is the benefit of amending Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry? (Proposal 17)

The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders. Adoption of the proposed limitation concerning concentration is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

Why are you proposing to change the fundamental investment limitation concerning underwriting for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 18)

The purpose of the proposed change is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the types of securities in which the funds invest.

Why are you proposing to change the fundamental investment limitation concerning lending for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 19)

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations, or other debt instruments are not considered lending.

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

Dear Home Office Representative:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on November 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds and the clients invested in them.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the shareholders' best interest. They recommend that the shareholders vote for each proposal.

The enclosed Proxy material provides detailed information about the proposals. A copy of this information is being mailed to all of your clients and investment professionals who own/have clients invested in these funds. I hope the enclosed information helps address any questions. Please read the materials and encourage clients to vote. Each vote is extremely important, no matter how large or small the holdings may be.

Here's another opportunity to contact your clients. We realize that your investment professionals are in a very important position in which their clients rely upon them for advice. Therefore, your investment professionals could take this opportunity to make calls to clients letting them know what they have received in their proxy packages. This is another point of contact for them to further build the relationship and potentially earn more business.

Voting is quick and easy. Everything your clients need is enclosed. To cast a vote, simply have your clients complete the proxy card enclosed in their packages. Be sure to have them sign the card(s) before mailing it in the postage-paid envelope. Your clients may also vote by touch-tone telephone by calling the toll-free number printed on their proxy card(s) and following the recorded instructions.

If you have any questions of your own or on behalf or your investment professionals or clients, please call Fidelity at 1-800-522-7297 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

/s/Peter Herlihy

Peter Herlihy

Senior Vice President Fidelity Investments Institutional Services

121965 For home office use only

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

Dear Investment Professional:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on November 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds and your clients invested in them.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the shareholders' best interests. They recommend that your clients vote for each proposal.

The enclosed Proxy material provides detailed information about the proposals. A copy of this information is being mailed to those clients of yours who own these funds. I hope that by sending you this information you will be better able to address any questions your clients may pose. Please read the enclosed materials and encourage your clients to vote. Each vote is extremely important, no matter how large or small the holdings may be.

Here's another opportunity to contact your clients. We realize that you are in a very important position in which your clients rely upon you for advice. Therefore, you could take this opportunity to call your clients and make sure they don't have any questions about what they received in their package. This is another point of contact for you to further build your relationship with your client and potentially earn more business.

Voting is quick and easy. Everything your clients need is enclosed. To cast a vote, simply have your clients complete the proxy card enclosed in their package. Be sure to have them sign the card(s) before mailing it in the postage-paid envelope. Your clients may also vote by touch-tone telephone by calling the toll-free number printed on their proxy card(s) and following the recorded instructions.

If you have any questions of your own or on behalf or your clients, please call Fidelity at 1-800-522-7297 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

/s/Peter Herlihy

Peter Herlihy

Senior Vice President Fidelity Investments Institutional Services

121964 For investment professional use only

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

Dear Shareholder:

I am writing to inform you about a special shareholder meeting of the Fidelity Advisor Funds® mentioned above. The meeting will be held on November 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Your vote is extremely important, no matter how large or small your holdings may be.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A should assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote by touch-tone telephone. If you wish to do this, call the toll-free number printed on your proxy card(s) and follow the recorded instructions.

If you have any questions, please call Fidelity at 1-800-522-7297. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Chairman and Chief Executive Officer

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING

FIDELITY INVESTMENTS

Shareholder Hears This Script
Speech 1	Welcome. Please enter the control number located on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.
Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.
Speech 3	To vote on each proposal separately, press 0 now.
Speech 4	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 6	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.
Speech 7	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 7A	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 8	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 9	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 10	Proposal 6: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 11	Proposal 7: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 12	Proposal 8: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 13	Proposal 9: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 14	Proposal 10: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 15	Proposal 11: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 16	Proposal 12: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 17	Proposal 13: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 18	Proposal 14: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 19	Proposal 15: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Closing B

You voted as follows;

Proposal 1: For, Against, Abstain

Proposal 2: For, Against, Abstain

Proposal 3: For ALL, or WITHHOLD All or FOR All Except...

Proposal 4-15: For, Against, Abstain

If this is correct, Press 1 now: If incorrect, Press 0

Speech 20	Your vote has been canceled.
Speech 21	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.
Speech 22	Thank you for voting.